EXHIBIT 10.8

CHINA FORTUNE ACQUISITION CORP.

_____________ ___, 2006

Cathay Fortune Corp.
Jinmao Tower
88 Century Boulevard, Suite 4403
Pudong, Shanghai
People’s Republic of China 200121

Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (“Effective Date”) of the registration statement for the initial public offering (“IPO”) of the securities of China Fortune Acquisition Corp. (“CFAC”) and continuing until the earlier of the consummation by CFAC of a “Business Combination” (as described in CFAC’s IPO prospectus) or CFAC’s liquidation (the “Termination Date”), Cathay Fortune Corp. shall make available to CFAC certain office and secretarial services as may be required by CFAC from time to time, situated at Jinmao Tower, 88 Century Boulevard, Suite 4403, Pudong, Shanghai, People’s Republic of China 200121. In exchange therefore, CFAC shall pay Cathay Fortune Corp. the sum of $7,500 per month on the Effective Date and continuing monthly thereafter until the Termination Date.

Very truly yours,

CHINA FORTUNE ACQUISITION CORP.

By: ________________________________
Name:
Title:

AGREED TO AND ACCEPTED BY:

CATHAY FORTUNE CORP.

By: _________________
Name:
Title: